Exhibit 99.4

                  FLORIDA FINANCE GROUP, INC.
                  SUNCOAST AUTO BROKERS, INC.
            SUNCOAST AUTO BROKERS ENTERPRISES, INC.

                 COMBINED FINANCIAL STATEMENTS
                 AND SUPPLEMENTARY INFORMATION
                   December 31, 1996 and 1995
                     INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and
  Stockholder of Florida Finance Group, Inc.
  Suncoast Auto Brokers, Inc.
  and Suncoast Auto Brokers Enterprises, Inc.

      We have audited the accompanying combined balance sheets of Florida Finance Group, Inc., Suncoast Auto Brokers, Inc. and Suncoast Auto Brokers Enterprises, Inc. as of December 31, 1996 and 1995 and the related combined statements of operations and retained deficit, and cash flows for the years then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Florida Finance Group, Inc., Suncoast Auto Brokers, Inc. and Suncoast Auto Brokers Enterprises, Inc. as of December 31, 1996 and 1995, and the combined results of their operations and their combined cash flows for the years then ended in conformity with generally accepted accounting principles.

     Our audits were made for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The supplementary combining balance sheets, and the combining statements of operations and retained earnings (accumulated deficit), as of December 31, 1996 and 1995 and for the years then ended, are presented for purposes of additional analysis and are not a required part of the basic combined financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic combined financial statements taken as a whole.



                                Spence, Marston, Bunch, Morris & Co.
                                Certified Public Accountants








March 28, 1997
                    FLORIDA FINANCE GROUP, INC.,
                     SUNCOAST AUTO BROKERS, INC.
             AND SUNCOAST AUTO BROKERS ENTERPRISES, INC.
                       COMBINED BALANCE SHEETS


                                                              December
31
                                                1996        1995

ASSETS

Cash                                            $ 20,272    $ 50,701

Accounts and notes receivable, net              4,383,759   2,973,514

Inventory                                        440,317     941,433

Prepaid expenses                                  44,705      14,497

Leasehold improvements and equipment, net        111,950     133,586

Other assets                                       2,360       5,539

                                                $5,003,363  $4,119,270


LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

Liabilities:
  Notes payable                                 $5,018,343  $3,614,624
  Trade accounts payable                          95,093     177,205
  Accrued expenses                                16,505      74,362
  Drafts payable                                    -        104,680
  Stockholder loans                              345,250     306,378
  Deferred income                                134,571      68,933
  Related party payable                          811,600     714,146
  Income taxes payable                              -          1,202

    Total liabilities                           6,421,362   5,061,530

Stockholders' equity (deficit):
  Common stock                                     1,600       1,600
  Paid-in capital in excess of par value         220,129     220,129
   Retained deficit                              (1,639,728) (1,163,98
9)

    Total stockholder's deficit                 (1,417,999) (942,260)

Commitments                                         -           -

                                                $5,003,363  $4,119,270
                    FLORIDA FINANCE GROUP, INC.,
                     SUNCOAST AUTO BROKERS, INC.
             AND SUNCOAST AUTO BROKERS ENTERPRISES, INC.
        COMBINED STATEMENTS OF OPERATIONS AND RETAINED DEFICIT



                                                             For the y
ears ended
                                                              December
31
                                                1996        1995

Revenue:
   Sales                                                 $   4,443,091
$    4,340,896
  Interest income                               1,687,057   1,189,289

    Total revenue                               6,130,148   5,530,185

Cost of sales and expenses:
  Cost of sales                                 3,768,929   3,562,713
  Selling, general and administrative           1,635,606   1,910,782
  Provision for credit losses                    445,133     236,152
  Depreciation and amortization                   32,959      44,232
  Interest                                       723,056     454,037

    Total cost of sales and expenses            6,605,683   6,207,916

Loss before income taxes                        (475,535)   (677,731)

Income taxes                                         204       6,146

Net loss                                        (475,739)   (683,877)

Retained deficit, beginning of year             (1,163,989) (480,112)

Retained deficit, end of year                   $(1,639,728)         $
(1,163,989)
                    FLORIDA FINANCE GROUP, INC.,
                     SUNCOAST AUTO BROKERS, INC.
             AND SUNCOAST AUTO BROKERS ENTERPRISES, INC.
                  COMBINED STATEMENTS OF CASH FLOWS
                     Increase (Decrease) in Cash

                                                             For the y
ears ended
                                                              December
31
                                                1996        1995

Cash flows from operating activities:
  Net loss                                      $(475,739)  $(683,877)

  Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation and amortization               32,959      44,232
      Loss on disposal of equipment                 -          1,994
      Changes in operating assets and liabilities:
        (Increase) decrease in inventory         501,116    (202,921)
        Increase in prepaid expenses             (30,208)       (470)
        Increase in other assets                    (154)       -
        Increase (decrease) in accounts payable  (82,112)    123,403
        Increase (decrease) in accrued expenses  (57,857)      8,538
        Increase (decrease) in drafts payable   (104,680)     85,320
         Increase  (decrease) in income taxes payable          (1,202)
1,202
        Increase in deferred income               65,638      29,770

            Total adjustments                    323,500      91,068

               Net cash used in operating activities         (152,239)
(592,809)

Cash flows from investing activities:
      Increase    in    accounts    and    notes    receivable,    net
(1,410,245)                                     (1,288,014)
  Purchase of equipment                           (7,990)    (11,911)

                  Net    cash    used    in    investing    activities
(1,418,235)                                     (1,299,925)

Cash flows from financing activities:
  Debt incurred                                 1,575,543   1,979,295
  Debt reduction                                 (35,498)    (55,663)

               Net cash provided by financing activities     1,540,045
1,923,632

Net increase (decrease) in cash                  (30,429)     30,898

Cash, beginning of year                           50,701      19,803

Cash, end of year                               $ 20,272    $ 50,701

SUPPLEMENTAL  DISCLOSURE OF CASH FLOW INFORMATION - CASH  PAID  DURING
THE YEAR FOR:

Interest on borrowings                          $719,289    $432,726

Income taxes                                    $ 33,768    $  4,944

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      General - The accompanying financial statements include, on a combined basis, Florida Finance Group, Inc. (FFG), Suncoast Auto
Brokers,  Inc.  (SAB)  and  Suncoast Auto  Brokers  Enterprises,  Inc.
(SABE). FFG, SAB and SABE are collectively referred to as the "Company". All material intercompany transactions between the combined entities have been eliminated.

      The Company sells and finances cars, trucks and vans, primarily to credit challenged individuals who cannot qualify for traditional
automobile  financing.   The  Company is located  in  St.  Petersburg,
Florida.

      Revenue recognition - Interest income from vehicle installment notes receivable is recognized as earned. Vehicle installment notes receivable are purchased by FFG from SABE at a 20% discount. The discount is amortized and the income recognized on a straight-line basis over the life of the loan.

     Accrual of interest income is suspended when management deems the loan to be uncollectible. Vehicles are repossessed and loan balances written off based on management's review of loans on a loan-by-loan basis.

      Reserve for possible loan losses - Provision for credit losses includes repossession losses incurred for the years ended December 31, 1996 and 1995. As all loans were purchased at a 20% discount, no additional reserve for possible loan losses was necessary at December 31, 1996 and 1995 based on repossession losses occurring subsequent to year end plus a historical percent of losses applied to the remaining loan balances.

       Material estimates that are particularly susceptible to significant change relate to the determination of the reserve for possible loan losses. Accordingly, the ultimate collectibility of the vehicle installment notes receivable is susceptible to changes in economic and market conditions. Therefore, actual losses in future periods could differ materially from amounts provided in the current period and could result in a material adjustment to future results of operations.

      Inventory - Inventory consists of used vehicles and is stated at the lower of cost or market, on a specific identification basis. Inventory is pledged as collateral for notes payable (Note 4) and related party payable (Note 6).

      Leasehold improvements and equipment - These assets are carried at cost. Major additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently. When property is retired or otherwise disposed of, the cost of the property is eliminated from the asset account, accumulated depreciation is charged with an amount equal to the depreciation provided and the difference, if any, is charged or credited to income.

      Depreciation is provided for using accelerated methods over the estimated useful lives which are as follows:

      Leasehold improvements                                 15 - 39 y
ears
      Furniture and fixtures                                 5 - 7 yea
rs
      Automotive equipment                                   5 - 7 yea
rs
     Tow truck                                                5 years
     Signs                                                    5 years
     Office equipment                                         5 years

      Other assets - Other assets includes loan costs of $10,000 which are being amortized over the loan period of three years. Accumulated amortization totaled $9,494 and $6,161 for 1996 and 1995, respectively, and amortization expense was $3,333 for 1996 and 1995.
(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

      Advertising costs - Advertising costs are generally charged to operations in the year incurred and totaled $134,648 and $374,116 in 1996 and 1995, respectively.

      Income taxes - The sole stockholder of SAB and SABE elected to have these entities subject to the provisions of Subchapter S of the Internal Revenue Code. Consequently, the accompanying financial statements do not reflect income tax expense for these companies because all taxable income or loss is the responsibility of the sole stockholder. The accompanying financial statements reflect income tax for FFG and as a result the income tax expense is disproportionate to financial statement income before taxes. Prepaid expenses includes prepaid income taxes totaling approximately $32,565 at December 31, 1996.

      Drafts payable - Drafts payable represent non-interest bearing amounts due to wholesalers for vehicle purchases.

     Deferred income - Deferred income relates to unearned commissions on credit life and warranty polices which are amortized into income over the term of the loan. Deferred income also includes late fee income which is included in income when paid.

     Concentration of credit risk - Substantially all of the Company's loans have been granted to customers in the Company's market area which is primarily Pinellas County, Florida.

     Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates that affect certain reported amounts and disclosures. These estimates are based on management's knowledge and experience. Accordingly, actual results could differ from these estimates.


(2)  ACCOUNTS AND NOTES RECEIVABLE

     Accounts and notes receivable arise principally from retail sales of vehicles under installment contracts. Such receivables are stated net of unearned interest, bear interest at an average rate of 26% with terms ranging from 36 to 48 months and are collateralized by the vehicles sold.

                                                              December
31
                                                1996        1995

     Accounts and notes receivable are summarized as follows:

     Contractually scheduled payments           $7,629,382  $5,009,234

      Less:  unearned interest income            (2,150,628) (1,301,29
5)

      Installment sales contract principal balance           5,478,754
3,707,939
     Other receivable                                650         650

                                                5,479,404   3,708,589

     Less:  20% discount on loans purchased     (1,095,645) (735,075)

     Accounts and notes receivable, net         $4,383,759  $2,973,514
(2)  ACCOUNTS AND NOTES RECEIVABLE, CONTINUED

     Accounts and notes receivable are pledged as collateral for notes payable (Note 4) and related party payable (Note 6). See Note 1 regarding reserve for possible loan losses. Due to the relatively short term of the contracts underlying the receivables and the low likelihood that all of the contracts will reach maturity, contractual maturities have not been disclosed.


(3)  LEASEHOLD IMPROVEMENTS AND EQUIPMENT

                                                              December
31
                                                1996        1995

     Leasehold improvements                     $108,131    $108,131
     Furniture and fixtures                       95,499      95,105
     Automotive equipment                         82,140      82,140
     Tow truck                                    36,500      36,500
     Signs                                        38,027      33,531
     Office equipment                             21,695      18,595

                                                 381,992     374,002

     Less:  accumulated depreciation            (270,042)   (240,416)

                                                $111,950    $133,586

     Equipment recorded under capital leases is included in automotive equipment. The cost of the equipment was $53,503. Amortization expense is included in depreciation expense. Accumulated amortization was $41,566 and $36,791 at December 31, 1996 and 1995, respectively. The lease matured in December, 1996.


(4)  NOTES PAYABLE

                                                              December
31
                                                1996        1995

     Notes payable - line of credit

     Line of credit payable to FINOVA Capital Corporation (FINOVA), interest payable monthly at prime plus 3.5%.  Maximum
       available at December 31, 1996 and 1995 was $5,000,000
       and $4,000,000 of eligible receivables, respectively. The line of credit requires FFG to maintain certain tangible net worth, leverage ratio, minimum net income and restricts distributions. FFG was not in compliance with the leverage ratio at December 31, 1995. FINOVA removed this loan covenant effective March
        31,  1996.   FFG was not in compliance with the  tangible  net
worth
       ratio at December 31, 1996. However, the line of credit was renewed on February 4, 1997. The note is collateralized by accounts and notes receivable and is guaranteed by the stock-holder of the Company and Your Car Store, Inc. (See Note 7).
        The line of credit matures February 28, 1997.  (See Note 10).$
4,675,000                                       $2,625,000
(4)  NOTES PAYABLE, CONTINUED

                                                              December
31
                                                1996        1995

     Line of credit payable to AmSouth (formerly First Gulf Bank), interest payable monthly at prime plus 2.75%. Maximum available is $100,000 at December 31, 1995. The note is collateralized by inventory and guaranteed by the stock-holder. The line of credit was paid off March 1996 and was
       not renewed.                             $   -       $ 12,178

     Revolving line of credit payable to American Express.  Interest
        payable  at  15.15%.  Maximum available is $23,000.     21,500
-

     Note payable - floor plan

     Floor plan line of credit payable to Manheim Automotive Financial
       Services, collateralized by inventory and guaranteed by stock-holder of the Company. Interest payable monthly at prime plus
       2%.  Maximum available is $800,000.       142,060     800,563

     Notes payable - other

     Seven individual notes payable with interest ranging from 10% -
       15%, collateralized by accounts and notes receivable and guar-anteed by the stockholder of the Company. The notes mature
       at various dates through February 1999.   168,406     143,187

     Capital lease payable at $1,359 per month including interest at
       20%, matures December 1996, collateralized by automotive
       equipment.                                   -         13,932

     7.75% note payable to SouthTrust Bank $802 per month including interest,  matures March 1998, collateralized  by  tow  truck.
11,377                                            19,764

                                                $5,018,343  $3,614,624

      The following is a schedule of maturities subsequent to December
31, 1996:

     Year ending December 31,

     1997                                       $4,929,236
     1998                                         44,107
     1999                                         45,000

                                                $5,018,343

(5)  STOCKHOLDER LOANS

                                                              December
31
                                                1996        1995

     9% unsecured loans payable to stockholder with interest
        payable monthly and principal due on demand.     $   345,250 $
306,378


(6)  RELATED PARTY PAYABLE

                                                              December
31
                                                1996        1995

     Unsecured non-interest bearing payable to related entity on
       demand.                                  $   -       $ 22,046

     Loan payable to related entity, interest payable monthly and principal due on demand, collateralized by inventory and
       notes receivable.  Interest paid at 16% and 15% for the
         years   ended  December  31,  1996  and  1995,  respectively.
679,600                                          570,100

     Loan payable to related entity, interest payable monthly and principal due on demand, collateralized by inventory and
       notes receivable.  Interest paid at 31% and 22% for the
         years   ended  December  31,  1996  and  1995,  respectively.
132,000                                          122,000

                                                $811,600    $714,146


(7)  RELATED PARTY TRANSACTIONS

      FFG provides administrative and accounting services to SAB and SABE at no charge.

      Your Car Store, Inc. ("YCS"), a corporation partially owned by the sole stockholder of FFG, SAB and SABE began operations on December 15, 1995. Related party transactions included sales of vehicles to YCS and FFG purchased some loans from YCS. Such transactions were immaterial in 1995. In 1996, loans purchased from YCS were approximately $506,000.

     The Company leases two lots from the sole stockholder on a month-to-month basis. Rent expense for the years ended December 31, 1996 and 1995 was $45,810 and $63,120, respectively.


(8)  COMMITMENTS

       The Company leases property from unrelated parties under agreements ranging from 1 to 5 years. Certain leases also contain renewal provisions. Total rental expense under these operating leases was $143,387 and $145,438 for the years ended December 31, 1996 and 1995, respectively.
(8)  COMMITMENTS, CONTINUED

      As of December 31, 1996, the approximate future minimum rental payments plus applicable real estate taxes for all operating leases are as follows:

     Year ending December 31,

          1997                                  $162,426
          1998                                    89,904
          1999                                    29,968

                                                $282,298


(9)  COMMON STOCK AND PAID-IN CAPITAL IN EXCESS OF PAR VALUE

                                                             Paid-in c
apital
                                                Common      in excess
                                                 Stock       of par va
lue

Florida Finance Group, Inc.:

     $1 par value, 1,000 shares authorized, issued
       and outstanding in 1996 and 1995.        $  1,000    $220,129

Suncoast Auto Brokers, Inc.:

     $1 par value, 1,000 shares authorized, 100
       shares issued and outstanding in 1996 and
       and 1995.                                     100        -

Suncoast Auto Brokers Enterprises, Inc.:

     $5 par value, 100 shares authorized, issued
       and outstanding in 1996 and 1995.             500        -

                                                $  1,600    $220,129


(10)  SUBSEQUENT EVENTS

      Effective January 28, 1997, the sole stockholder of FFG sold all of his outstanding stock to Smart Choice Holdings, Inc. in exchange for a specified number of shares of its common stock. Effective January 28, 1997, SAB and SABE sold substantially all of their business assets to Smart Choice Holdings, Inc.

      Effective February 4, 1997, the line of credit payable to FINOVA was increased to $20,000,000. Interest is payable monthly at prime plus 3%. The line of credit is collateralized by accounts and notes receivable, inventory, and certain other business assets. The line of credit matures December 31, 1999 and is guaranteed by Smart Choice Automotive Holdings, Inc. and Smart Choice Holdings, Inc. The line of credit requires FFG to maintain a certain leverage ratio and minimum net income, and restricts distributions.
                      SUPPLEMENTARY INFORMATION
                    FLORIDA FINANCE GROUP, INC.,
                     SUNCOAST AUTO BROKERS, INC.
             AND SUNCOAST AUTO BROKERS ENTERPRISES, INC.
                       COMBINING BALANCE SHEETS
                          December 31, 1996


                                     Suncoast
               Florida                   Suncoast                 Auto
Brokers
              Finance     Auto        Enterprises,           Combining
Combined
               Group,  Inc.              Brokers,  Inc.           Inc.
Entries      Totals

ASSETS

Cash         $ 13,715    $  3,294    $  3,263   $   -       $ 20,272

Accounts and notes
   receivable,  net        4,383,109        -            650         -
4,383,759

Inventory     161,400     278,917        -          -        440,317

Prepaid   expenses          32,565        -            12,140        -
44,705

Intercompany
  receivable  855,015     121,642     508,042   (1,484,699)     -

Leasehold
  improvements and
    equipment,  net          16,280       67,080       28,590        -
111,950

Other assets      506       1,854        -          -          2,360

              $5,462,590  $472,787    $552,685   $(1,484,699)        $
5,003,363
                    FLORIDA FINANCE GROUP, INC.,
                     SUNCOAST AUTO BROKERS, INC.
             AND SUNCOAST AUTO BROKERS ENTERPRISES, INC.
                 COMBINING BALANCE SHEETS, CONTINUED
                          December 31, 1996


                                     Suncoast
               Florida                   Suncoast                 Auto
Brokers
              Finance     Auto        Enterprises,           Combining
Combined
               Group,  Inc.              Brokers,  Inc.           Inc.
Entries      Totals

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

Liabilities:
   Notes  payable      $   4,843,406   $174,937   $    -        $    -
$    5,018,343
  Trade accounts
    payable    54,053      12,742      28,298       -         95,093
    Accrued   expenses        -            4,932       11,573        -
16,505
    Stockholder  loans       -            157,861      187,389       -
345,250
    Deferred  income         134,571      -            -             -
134,571
  Intercompany
    payable    54,042     620,915     809,742   (1,484,699)     -
  Related party
    payable      -        679,600     132,000       -        811,600

       Total liabilities  5,086,072   1,650,987  1,169,002   (1,484,69
9)           6,421,362

Stockholder's equity (deficit):
    Common  stock            1,000        100          500           -
1,600
  Paid-in capital in
      excess  of  par  value   220,129      -           -            -
220,129
  Retained earnings
     (deficit)            155,389     (1,178,300)            (616,817)
-            (1,639,728)
    Total stockholder's
       equity (deficit)    376,518    (1,178,200)            (616,317)
-            (1,417,999)

Commitments      -           -           -          -           -

              $5,462,590  $472,787    $552,685   $(1,484,699)        $
5,003,363
                    FLORIDA FINANCE GROUP, INC.,
                     SUNCOAST AUTO BROKERS, INC.
             AND SUNCOAST AUTO BROKERS ENTERPRISES, INC.
                COMBINING STATEMENTS OF OPERATIONS AND
               RETAINED EARNINGS (ACCUMULATED DEFICIT)
                 For the Year Ended December 31, 1996


                                     Suncoast
               Florida     Suncoast  Auto Brokers
               Finance     Auto      Enterprises,  Combining    Combined
               Group,Inc.  Brokers,Inc.  Inc.      Entries      Totals

Revenue:
   Sales              $   -       $   3,679,780  $3,146,912  $(2,383,6
01)  $       4,443,091
   Interest  income        1,687,057        -           -            -
1,687,057

     Total revenue        1,687,057   3,679,780  3,146,912   (2,383,60
1)           6,130,148

Cost of sales and
  expenses:
   Cost of sales          -           3,651,707  2,500,823   (2,383,60
1)           3,768,929
  Selling, general and
      administrative         743,157      307,238      585,211       -
1,635,606
  Provision for credit
    losses    445,133        -           -          -        445,133
  Depreciation and
      amortization           5,966        17,525       9,468         -
32,959
  Interest    489,640     175,974      57,442       -        723,056

             1,683,896   4,152,444   3,152,944  (2,383,601) 6,605,683

Income (loss) before
   income  taxes            3,161       (472,664)     (6,032)        -
(475,535)

Income taxes      204        -           -          -            204

Net  income  (loss)         2,957       (472,664)     (6,032)        -
(475,739)

Retained earnings
  (accumulated deficit),
   beginning  of  year      152,432     (705,636)   (610,785)        -
(1,163,989)

Retained earnings
  (accumulated deficit),
   end of year        $   155,389 $   (1,178,300)        $   (616,817)
$    -       $(1,639,728)







                    FLORIDA FINANCE GROUP, INC.,
                     SUNCOAST AUTO BROKERS, INC.
             AND SUNCOAST AUTO BROKERS ENTERPRISES, INC.
                       COMBINING BALANCE SHEETS
                          December 31, 1995


                                      Suncoast
              Florida     Suncoast    Auto Brokers
              Finance     Auto        Enterprises,     Combining    Combined
               Group,Inc. Brokers,Inc.    Inc.         Entries      Totals

ASSETS

Cash         $ 44,858    $  3,911    $  1,932   $   -       $ 50,701

Accounts and notes
   receivable,  net        2,940,350      32,514         650         -
2,973,514

Inventory     105,260     836,173        -          -        941,433

Prepaid   expenses          7,177         -            7,320         -
14,497

Intercompany
  receivable  165,300      93,907       9,409   (268,616)       -

Leasehold
  improvements and
    equipment,  net          16,723       84,605       32,258        -
133,586

Other assets    3,839       1,700        -          -          5,539

             $3,283,507  $1,052,810  $ 51,569   $(268,616)  $4,119,270

                    FLORIDA FINANCE GROUP, INC.,
                     SUNCOAST AUTO BROKERS, INC.
             AND SUNCOAST AUTO BROKERS ENTERPRISES, INC.
                 COMBINING BALANCE SHEETS, CONTINUED
                          December 31, 1995


                                      Suncoast
               Florida   Suncoast     Auto Brokers
              Finance     Auto        Enterprises,     Combining  Combined
            Group,Inc.  Brokers,Inc.      Inc.         Entries      Totals

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

Liabilities:
   Notes  payable      $   2,768,187   $846,437   $    -        $    -
$    3,614,624
  Trade accounts
    payable    40,169      57,945      79,091       -        177,205
    Accrued   expenses        -            40,995      33,367        -
74,362
    Drafts  payable          -            104,680      -             -
104,680
    Stockholder  loans       -            117,989      188,389       -
306,378
    Deferred  income         68,933       -            -             -
68,933
  Intercompany
    payable     9,409      20,200     239,007   (268,616)       -
  Related party
    payable    22,046     570,100     122,000       -        714,146
  Income taxes
    payable     1,202        -           -          -          1,202

       Total liabilities  2,909,946   1,758,346   661,854    (268,616)
5,061,530

Stockholder's equity (deficit):
    Common  stock            1,000        100          500           -
1,600
  Paid-in capital in
      excess  of  par  value   220,129      -           -            -
220,129
  Retained earnings
     (deficit)             152,432      (705,636)   (610,785)        -
(1,163,989)

    Total stockholder's
       equity  (deficit)     373,561    (705,536)   (610,285)        -
(942,260)

Commitments      -           -           -          -           -

             $3,283,507  $1,052,810  $ 51,569   $(268,616)  $4,119,270

                    FLORIDA FINANCE GROUP, INC.,
                     SUNCOAST AUTO BROKERS, INC.
             AND SUNCOAST AUTO BROKERS ENTERPRISES, INC.
                COMBINING STATEMENTS OF OPERATIONS AND
               RETAINED EARNINGS (ACCUMULATED DEFICIT)
                 For the Year Ended December 31, 1995


                                         Suncoast
               Florida      Suncoast     Auto Brokers
              Finance       Auto         Enterprises,  Combining   Combined
               Group, Inc.  Brokers, Inc.     Inc.      Entries      Totals

Revenue:
   Sales              $   -       $   3,802,313  $2,640,254  $(2,101,6
71)  $       4,340,896
   Interest  income        1,189,289        -           -            -
1,189,289

     Total revenue        1,189,289   3,802,313  2,640,254   (2,101,67
1)           5,530,185

Cost of sales and
  expenses:
   Cost of sales          -           3,517,772  2,146,612   (2,101,67
1)           3,562,713
  Selling, general and
      administrative         719,811      495,604      695,367       -
1,910,782
  Provision for credit
    losses    178,855      57,297        -          -        236,152
  Depreciation and
      amortization           7,666        25,348       11,218        -
44,232
  Interest    256,613     157,767      39,657       -        454,037

             1,162,945   4,253,788   2,892,854  (2,101,671) 6,207,916

Income (loss) before
   income  taxes            26,344      (451,475)   (252,600)        -
(677,731)

Income taxes    6,146        -           -          -          6,146

Net  income  (loss)         20,198      (451,475)   (252,600)        -
(683,877)

Retained earnings
  (accumulated deficit),
   beginning  of  year      132,234     (254,161)   (358,185)        -
(480,112)

Retained earnings
  (accumulated deficit),
   end  of  year        $   152,432 $   (705,636)  $(610,785)   $    -
$    (1,163,989)